UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2006

SUFFOLK BANCORP

(Exact name of registrant as specified in its charter)

New York	0-13580	11-2708279
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4 West Second Street, Riverhead, New York	11901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 727-5667

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers

At its regular meeting of the Board of Directors held on June 26, 2006, Ralph M. Gibson, M.D. tendered, and the Board of Directors, accepted his resignation as Director of Suffolk Bancorp and its banking subsidiary, Suffolk County National Bank. It will be effective on September 30, 2006.

Attached as an exhibit is the Company’s press release titled “SUFFOLK BANCORP ANNOUNCES RESIGNATION OF RALPH M. GIBSON, M.D., DIRECTOR,” dated June 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUFFOLK BANCORP

Dated June 30, 2006	By:	/s/ Douglas Ian Shaw
Senior Vice President & Corporate Secretary

EXHIBIT INDEX

99.1	Press release titled “SUFFOLK BANCORP ANNOUNCES RESIGNATION OF RALPH M. GIBSON, M.D., DIRECTOR,” dated June 30, 2006.